EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of Alliance Bancorp, Inc, of Pennsylvania (the “Registrant”), hereby certifies that the Registrant’s Form 10-K for the year ended December 31, 2012 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 22, 2013	/s/ Dennis D. Cirucci
Dennis D. Cirucci
President and
Chief Executive Officer

Note:	A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Alliance Bancorp, Inc. of Pennsylvania and furnished to the Securities and Exchange Commission or its staff upon request.